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                     IMC HOME EQUITY LOAN OWNER TRUST 1997-8
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                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                     IMC HOME EQUITY LOAN OWNER TRUST 1997-8

                                   DISCLAIMER






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The information included herein is produced and provided exclusively by
PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Owner Trust 1997-8, and not by or as agent for IMC Mortgage Company, L.P. (collectively, the "Seller and Servicer"), IMC Securities, Inc. (the "Depositor") or any of their affiliates. None of the Depositor, the Seller or the Servicer has prepared, reviewed or participated in the preparation hereof and is not responsible for the accuracy hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor, Seller and Servicer. PW makes no representations as to the accuracy of such information provided by the Depositor, Seller and Servicer.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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                    IMC HOME EQUITY LOAN OWNER TRUST 1997-8
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
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                                                FINANCIAL CHARACTERISTICS

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COLLATERAL SPLIT
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INDEX                          2YFIX/6MLIB     6MLIB       1 YR. CMT     3YFIX/6MLIB        AVE
----------------------------------------------------------------------------------------------------------------
% of Prin Bal                     69.46%       23.16%        1.43%          5.94%         100.00%
WA Gross Cap                      16.61%       16.45%        15.69%         17.05%        16.59%
WA Gross Margin                   6.88%        6.55%         6.50%          8.97%          6.92%
WA Initial Gross Cpn              10.01%       9.96%         9.72%          10.38%        10.02%
Prepay penalty  (% of pool)       62.33%       44.33%        2.00%          36.70%        55.80%
WA Mth to Roll                    21.09         4.66          5.98          33.02          17.78
WAM                                356          355           354            357            356
WA Interim Cap                    1.13%        1.11%         1.96%          1.06%          1.13%
Convertible (% of pool)             0%           0%            0%             0%            0%
WA Floor                          9.78%        9.86%         9.62%          10.80%         9.86%
WA Initial
interim                           3.26%        1.26%         2.09%          3.02%          2.77%


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    STRUCTURE
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                                                                          LTV RATIO
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                                                                        WEIGHTED AVG.               77.52%
                                                                      ------------------------------------------
Callable at                                        10%                   65 and below               11.42%
Step up                                   2x margin @ call date            65.01-70                 11.35%
Interest catch up                                  Yes                     70.01-75                 17.09%
Interest on interest catch up                      Yes                     75.01-80                 29.70%
                                                                           80.01-85                 15.91%
Floor                                         Pricing Speed              more than 85               14.53%
                                                                      ------------------------------------------

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  LOAN DETAILS
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LOAN SIZE, $000S      % OF PRIN.BAL    NO OF LOANS
---------------------------------------------------
  150 AND BELOW           62.94%          2,520                  LARGEST LOAN                   $586,977
    150+-300              27.49%           430                   LARGEST ZIP CONCENTRATION        0.27%
    300+-500               9.05%            75                   AVERAGE LOAN SIZE              $101,646
      500+                  .55%            3                    WEIGHTED DEBT/INCOME            39.08%


LOANS OVER $500,000
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     AMOUNT                LTV         CREDIT GRADE      COUPON      MARGIN
----------------------------------------------------------------------------------------------------------------
    $586,977              75.00%            A            10.25%      6.75%
    $560,103              75.00%            C            9.25%       6.25%
    $549,356              64.71%            C            12.99%      7.99%


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DISPERSION
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                           MIN             MAX
----------------------------------------------------------------------------------------------------------------
 Loan Dispersion         $11,331         $586,977
    Max. Cap
   dispersion             9.00%           32.50%
    Cur. Cpn
   dispersion             7.10%           16.55%
 Mgn dispersion           2.50%           14.29%
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





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          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER

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                    IMC HOME EQUITY LOAN OWNER TRUST 1997-8
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
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FEES                                              SEASONING
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                                  % OF PRIN.BAL       WAM                         % OF PRIN.BAL
------------------------------------------------------------------------------------------------------
Carve out                  N/A                      W. Ave.                  356
Servicing                  0.50                       <300                  0.81%
Surety                     0.14                     300-340                   0%
Trustee                  0.00375                    341-350                  .12%
TOTAL                    0.64375                      351+                  99.07%

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ORIGINATION                                      LOAN PURPOSE
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
Low Documentation         21.24%                    Purchase                30.21%
Stated Income               0%                        Refi                  8.89%
Full Documentation        78.76%                    Cash out                60.90%
100% 1st Liens             Yes

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PROPERTY TYPE                                      LOCATION
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                        % OF TOTAL                   STATE             % OF TOTAL POOL
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
Owner occupied            93.47%                       CA                   14.12%
Inv                       5.57%                        IL                   7.59%
2nd Home                   .96%                        NY                   6.91%
Single Family             93.97%                       OH                   5.35%
2-4                       2.74%                        MI                   5.31%
Condo                     1.62%
Other                     1.67%

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                                                   CREDIT ENHANCEMENT

------------------------------------------------------------------------------------------------------
 CREDIT
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                        % OF TOTAL                LTV                NO OF LOANS               MARGIN
------------------------------------------------------------------------------------------------------
        A                 51.52%                 79.83%                  1430                  6.61%
        B                 24.90%                 78.38%                   765                  6.97%
        C                 19.08%                 73.09%                   678                  7.34%
        D                  4.50%                 65.09%                   155                  8.45%


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     % OVER
COLLATERALIZATION        INITIAL                 TARGET               STEP DOWN                FLOOR
------------------------------------------------------------------------------------------------------
                             0                   3.75%                 Month 30                 .50%

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MONOLINE WRAP
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Who is bond insurer?                                                                            MBIA
Does wrap cover all credit events (bankruptcy,fraud etc)?
Ultimate principal and timely interest                                                          Yes


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                                TRANCHE DETAILS
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RATING
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                                                                 . . . . . AGENCY AND RATING . . . .
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     TRANCHE          AMOUNT         INDEX/CPN      MARGIN        MDYS        S&P          W/O WRAP
------------------------------------------------------------------------------------------------------
       A1          $307,785,257         1mL         22bp's        AAA         AAA
                                        1mL
   Agg. fixed
      Total             -
------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER
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                    IMC HOME EQUITY LOAN OWNER TRUST 1997-8
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
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SETTLEMENT DETAILS
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     TRANCHE               BT.                   PRICE              PRICING SPEED               WAL                   MATURITY
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

       A1              $307,785,257               100                   25 CPR           2.95 yrs (to call)           12/20/28

WHAT IS THE SETTLEMENT DATE?                                                         12/30/97
WHAT DATE DOES THE FIRST COUPON FIX ON?                                              12/24/97
WHAT IS THE ACCRUAL PERIOD FOR THE FIRST COUPON?                                     12/30/1997 to 1/19/98
WHAT LIBOR REFERENCE RATE IS USED?                                                   1mo. LIBOR telerate pg 3750 11am London Time

ON WHAT DAY OF THE MONTH IS THE COUPON PAYMENT MADE?                                 20th
IF THIS IS A BAD DAY, DOES THE ACCRUAL PERIOD EXTEND TO THE NEXT GOOD DAY?           Yes
DOES THE LIBOR RATE FIX 2 BUSINESS DAYS PRIOR TO PAYMENT?                            Yes
DOES THE BOND PAY WITH NO DELAY?                                                     Yes

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YIELD TABLES
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                                                  . . . . . . . . . . SPEED USED . . . . . . . . . .
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
     TO CALL                20                     25                     30                     40                      50
-----------------------------------------------------------------------------------------------------------------------------------
     Act/360              6.26%                  6.26%                  6.26%                  6.26%                   6.26%
       WAL                 3.77                   2.95                   2.39                   1.67                    1.22
     Window               10.08                   7.92                   6.42                   4.50                    3.33
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   TO MATURITY              20                     25                     30                     40                      50
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     Act/360              6.27%                  6.27%                  6.27%                  6.28%                   6.28%
       WAL                 4.10                   3.22                   2.61                   1.83                    1.34
     Window               21.83                  17.67                  14.50                  10.25                    7.58

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COUPON REFIXES
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GROSS WAC LEVEL ASSUMING CONSTANT LIBOR
PLEASE DETAIL SCHEDULE (MTH 1 TO 18)
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                         ARM WAC                                       ARM WAC
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
      Mth1               10.040%                 Mth 10                10.455%
      Mth2               10.040%                 Mth 11                10.455%
      Mth3               10.146%                 Mth 12                10.455%
      Mth4               10.146%                 Mth 13                10.455%
      Mth5               10.146%                 Mth 14                10.590%
      Mth6               10.146%                 Mth 15                10.625%
      Mth7               10.176%                 Mth 16                10.625%
      Mth8               10.361%                 Mth 17                10.625%
      Mth9               10.454%                 Mth 18                10.892%

PLEASE ENSURE THIS MODELS REFIXES DURING THIS PERIOD ON 6M LIBOR ARMS, AS OPPOSED TO PROVIDING FIRST REFIX DATES FOR ALL THE COLLATERAL IN THE POOL

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STRUCTURAL FEATURES
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
IS CALL % BASED ON FLOATING TRANCHE ONLY,ENTIRE DEAL OR COLLATERAL BALANCE?    Collateral
% PREFUNDED AND FINAL DATE FOR PREFUNDING AMOUNT TO PREPAY                     No Prefunding
IS ALL CASHFLOW FROM THE OC AVAILABLE TO THE SENIOR CERTIFICATE HOLDERS?       Yes - up to target
IS COMPENSATING INTEREST PAID ON PREPAYMENTS AND CURTAILMENTS?                 Yes -( curtailments of 6x monthly payment or more)

DOES COMP. INT. AFFECT AVAILABLE FUNDS OR CERTIFICATE COUPON?                  No
CAN THE RESIDUAL BE SOLD?                                                      Yes
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




--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER

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                    IMC HOME EQUITY LOAN OWNER TRUST 1997-8
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
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CONTACTS
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                         COMPANY                  NAME                TELEPHONE
------------------------------------------------------------------------------------
RATING AGENCY              S&P                Errol Arnie            212-208-8986
RATING AGENCY            Moody's              Chris Peters           212-553-1474
RATING AGENCY
TRUSTEE              Chase Manhattan         Ann Marie Jose          212-946-7148
MASTER SERVICER            IMC              Laurie Williams          813-984-8801
SUB SERVICERS              n/a
LEAD MANAGER               PW                Chris Connelly          212-713-7973

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COLLATERAL FEATURES
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
PLEASE CONFIRM :
WILL CASHFLOWS BE MODELLED ON BLOOMBERG?                                 Yes
WILL DELINQUENCY INFORMATION BE ON BLOOMBERG?                            Yes
WILL ARM PREPAYS BE REPORTED SEPARATELY ON BBG?                          Yes
ANY GROSS COUPON STEP DOWN FOR COLLATERAL GOOD PERFORMANCE?              No

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





--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PAINEWEBBER